UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	– Entry into a Material Definitive Agreement

On October 23, 2013, Heritage Financial Corporation (“Heritage”) and Washington Banking Company (“Washington Banking”) entered into an Agreement and Plan of Merger, dated as of October 23, 2013 under which Heritage and Washington Banking will combine their organizations in a strategic combination, with Washington Banking merging with and into Heritage (the “Merger”). Immediately following the Merger, Washington Banking’s wholly owned subsidiary bank, Whidbey Island Bank, will merge with and into Heritage’s wholly owned subsidiary bank, Heritage Bank (“Heritage Bank”).

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, Washington Banking shareholders will have the right to receive 0.89000 shares (the “Exchange Ratio”) of common stock, no par value per share, of Heritage (“Heritage Common Stock”) and $2.75 in cash for each share of common stock, no par value per share, of Washington Banking (“Washington Banking Common Stock”). At the Effective Time, each option granted by Washington Banking to purchase shares of Washington Banking Common Stock will be converted into an option to purchase Heritage Common Stock on the same terms and conditions as were applicable prior to the Merger (taking into account any acceleration or vesting by reason of the consummation of the Merger and its related transactions), subject to adjustment of the exercise price and the number of shares of Heritage Common Stock issuable upon exercise of such option based on the per share value of the merger consideration. Each restricted share of Washington Banking Common Stock will be converted at the Effective Time into a restricted share of Heritage Common Stock on the same terms and conditions as were applicable prior to the Merger (taking into account any acceleration or vesting by reason of the consummation of the Merger and its related transactions), adjusted based on the per share value of the merger consideration.

The Merger Agreement also provides, among other things, that at the Effective Time the leadership team of the combined company will be comprised of executives from both organizations. Brian Vance will serve as Chief Executive Officer with Jeff Deuel, Dave Spurling and Don Hinson from Heritage along with Bryan McDonald, Ed Eng, and Lynn Garrison from Washington Banking. Jack Wagner, current Chief Executive Officer of Washington Banking, will serve as a special advisor to the combined company. Additionally, the Board of Directors will be comprised of eight directors from Heritage and seven directors from Washington Banking. Tony Pickering, current chairman of Washington Banking will become Chairman of the combined company at closing with Brian Charneski from Heritage serving as Vice Chairman.

In connection with the transactions contemplated by the Merger Agreement, the Board of Directors of Heritage will amend Heritage’s Bylaws, effective no later than the Effective Time, to, among other things, give effect to the provisions of the Merger Agreement described above concerning the composition of the Board of Directors and the Chairman and President and Chief Executive Officer positions of the combined company at the Effective Time.

Simultaneous with the execution of the Merger Agreement, Heritage entered into employment agreements or agreements for services with certain key individuals of Washington Banking, including Mr. Bryan McDonald, Mr. Ed Eng, and Ms. Lynn Garrison (collectively, the “Key Individual Agreements”), in each case, to be effective as of and subject to the occurrence of the Effective Time. The Key Individual Agreements set forth the terms and conditions of each such individual’s employment or other relationship with Heritage following the Effective Time and, when effective, supersede and replace any prior employment, retention, change of control or other similar agreement with such individual. In connection with its entry into the Merger Agreement, Heritage also entered into a consulting agreement with Mr. Jack Wagner, current Chief Executive Officer of Washington Banking, who will serve as a special advisor to the combined company.

Each of the directors and executive officers of Heritage and Washington Banking have executed voting agreements pursuant to which they have agreed to vote their shares in favor of the Merger Agreement. The form of voting agreement is attached hereto as Exhibit 99.1.

The Merger Agreement contains customary representations and warranties from both Heritage and Washington Banking, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligation to hold a meeting of its shareholders to approve the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement, and (3) its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including (1) approval of the Merger Agreement by Heritage’s shareholders and by Washington Banking’s shareholders, (2) authorization for listing on The NASDAQ Stock Market LLC of the shares of Heritage Common Stock to be issued in the Merger, (3) the receipt of required regulatory approvals, including the approval of the Federal Deposit Insurance Corporation, the Washington Department of Financial Institutions Division of Banks and the Board of Governors of the Federal Reserve System, (4) effectiveness of the registration statement on Form S-4 for the Heritage Common Stock to be issued in the Merger, and (5) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Heritage and Washington Banking and further provides that a termination fee of approximately $7.9 million will be payable by either Heritage or Washington Banking, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Heritage or Washington Banking, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Heritage, Washington Banking, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of Heritage and Washington Banking and a prospectus of Heritage, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Heritage and Washington Banking make with the Securities and Exchange Commission (“SEC”).

FORWARD-LOOKING STATEMENTS

When used in this Current Report on Form 8-K and in other documents filed with or furnished to the SEC, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the Heritage-Washington Banking merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite shareholder and regulatory approvals for the Heritage-Washington Banking merger might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) the ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in Western Washington and the Pacific Northwest in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (15) changes in accounting principles, policies or guidelines; (16) future acquisitions by Heritage of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in Heritage’s business, changes in market conditions, or other factors.

Heritage does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

ADDITIONAL INFORMATION

Heritage will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of Heritage and Washington Banking that also constitutes a prospectus of Heritage, which will be sent to the shareholders of Heritage and Washington Banking. Shareholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Heritage, Washington Banking and the proposed transaction. When filed, this document and other documents relating to the merger filed by Heritage and Washington Banking can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Heritage’s website at http://www.hf-wa.com/docs.aspx?iid=1024198 or by accessing Washington Banking’s website at http://investor.washingtonbanking.info/docs.aspx?iid=1025104. Alternatively, these documents, when available, can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Secretary, 201 Fifth Avenue S.W., Olympia, WA 98501 or by calling (360) 943-1500, or from Washington Banking, upon written request to Washington Banking Company, Secretary, 450 SW Bayshore Drive, Oak Harbor, Washington 98277 or by calling (360) 240-6458.

PARTICIPANTS IN THIS TRANSACTION

Heritage, Washington Banking and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of Heritage relating to its 2013 Annual Meeting of Shareholders filed with the SEC by Heritage on March 19, 2013 and the definitive proxy statement of Washington Banking relating to its 2013 Annual Meeting of Shareholders filed with the SEC on March 26, 2013. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item	9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is being filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 23, 2013, by and between Washington Banking Company and Heritage Financial Corporation (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Form of Voting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: October 24, 2013	By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer

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